UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	114	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana  46208

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code:   (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

          ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Symons Institutional Funds

Symons Alpha Value Institutional Fund

Symons Alpha Growth Institutional Fund

Symons Small Cap Institutional Fund

PROSPECTUS

~~March 31,~~ June 20, 2008

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

(877) 679-6667

www.scm-funds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                                                                                                      Page
SYMONS ALPHA VALUE INSTITUTIONAL FUND	3
Risk/Return Summary	3
How Has the Alpha Value Fund Performed	6
SYMONS ALPHA GROWTH INSTITUTIONAL FUND	7
Risk/Return Summary	7
How Has the Alpha Growth Fund Performed	11
SYMONS SMALL CAP INSTITUTIONAL FUND	12
Risk/Return Summary	12
How Has the Small Cap Fund Performed	16
ADDITIONAL INFORMATION ABOUT THE ADVISER’S INVESTMENT APPROACH	17
FEES AND EXPENSES OF INVESTING IN THE FUNDS	17
HOW TO BUY SHARES	18
HOW TO EXCHANGE SHARES	21
HOW TO REDEEM SHARES	21
DETERMINATION OF NET ASSET VALUE	24
DIVIDENDS, DISTRIBUTIONS AND TAXES	24
MANAGEMENT OF THE FUNDS	27
FINANCIAL HIGHLIGHTS	28
APPENDIX	30
PRIVACY POLICY	32
FOR MORE INFORMATION	Back Cover

SYMONS ALPHA VALUE INSTITUTIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Symons Alpha Value Institutional Fund (the “Alpha Value Fund”) is long-term capital appreciation.

Principal Strategies

The Alpha Value Fund seeks to achieve its objective by investing in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $800 million, that are trading at attractive prices and that appear to have limited downside price risk over the long-term.

Screening Process. The Alpha Value Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows. In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify approximately 20-35 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion ~~(as opposed to the Alpha Growth Fund’s emphasis on capital appreciation)~~. When selecting investments for the Alpha Value Fund, the adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

•	trading at low prices in relation to the adviser’s determination of intrinsic value,
•	high dividend yields,
•	low debt levels,
•	broad, diversified product and/or service lines,
•	strong balance sheets,
•	high levels of cash and short-term securities,
•	low price to cash flow, price to earnings, and price to book ratios, and
•	high levels of tangible assets, such as plant, equipment and real estate.

The Alpha Value Fund typically holds approximately 20-35 stocks, representing various product or service lines of business. To the extent the adviser can find “value” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Alpha Value Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Alpha Value Fund may hold up to 40% of its assets in one particular sector at a given time. The Alpha Value Fund will not hold more than 25% of its assets in any one industry.

~~In addition to investing in common stocks,~~ Equity securities in which the Alpha Value Fund may invest ~~in~~ include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, real estate investment trusts (“REITs”) ~~that both trade like common stocks and invest directly in real estate~~, and shares of other investment companies including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Alpha Value Fund may also invest in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs trade on U.S. exchanges. ~~The Alpha Value Fund will limit its investments in ADRs and GDRs to no more than 25% of its net assets.~~

The Alpha Value Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Alpha Value Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Alpha Value Fund will incur duplicate management and other fees when investing in other mutual funds. By maintaining cash balances, the Alpha Value Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses.

The Alpha Value Fund will tend to purchase stocks that provide added capital appreciation potential (while seeking to limit downside risk), and stocks that have more products and less concentrated lines of business than the stocks purchased by the Alpha Growth Fund.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Alpha Value Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment. The adviser does not anticipate that the Alpha Value Fund’s portfolio turnover rate will exceed 100%.

Principal Risks of Investing in the Fund

The principal risks of investing in the Alpha Value Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Stock Risk. The Fund invests extensively in stocks that the adviser believes are undervalued but present less risk of a downward price turn. If the adviser’s perceptions of a company’s potential relative to its downward price risk are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, losses may occur and the securities may not realize their full economic value for a long period of time.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/IndustryRisk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries~~, although the Alpha Growth Fund may tend to have more over-weighted positions than the Alpha Value Fund.~~. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. When the Fund invests in ADRs and GDRs, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect a Fund’s investments in a foreign company.

•

Investment Company Securities Risk. When the Fund invests in another investment company, such as an exchange-traded fund (“ETF”), an open-end fund, or a closed-end fund, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses in the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage). The Fund has no control over the investments and related risks taken by the underlying funds in which the Fund invests.

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Alpha Value Fund right for you?

The Alpha Value Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a value component as part of an overall investment strategy

How has the Alpha Value Fund performed?

The bar chart and performance table below show the variability of the Alpha Value Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 5.92% (quarter ended June 30, 2007); and the lowest return was -3.19% (quarter ended December 31, 2007). The Fund’s year-to-date return, as of March 31, 2008, was -4.25%.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

The Alpha ValueFund	1 Year	Since Inception (12/22/06)
Return Before Taxes	1.97%	1.53%
Return After Taxes on Distributions¹	1.07%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares¹	1.27%	0.78%
Index(reflects no deductions for fees, expenses, or taxes)[2] Russell 3000 Value Index®	-1.01%	-0.28%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 3000 Value Index® is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

SYMONS ALPHA GROWTH INSTITUTIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Symons Alpha Growth Institutional Fund (the “Alpha Growth Fund”) is long-term capital appreciation.

Principal Strategies

The Alpha Growth Fund seeks to achieve its objective by investing in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $800 million, that are trading at attractive prices and that appear to have strong potential for capital appreciation over the long-term.

Screening Process. The Alpha Growth Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows.In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 20-35 companies that the adviser believes present the best opportunities for growth. The adviser analyzeseach prospect’s underlying business and particular risksto determine whether each such prospect has potential for significant “growth.” The adviserdefines a “growth” company as one that is trading at a price that presents significant upside price potential, based on the adviser’s determination of the company’s intrinsic value, even though there may be higher than average downside price risk. Growth companies are companies that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no dividend income. While the adviser attempts to limit downside risk for the Alpha Growth Fund’s portfolio, the adviser’s primary focus is on identifying companies that it believes are likely to provide significant upside price movement ~~(as opposed to the Symons Alpha Value Institutional Fund’s emphasis on risk aversion)~~. In general, the stocks included in the Alpha Growth Fund’s portfolio will exhibit some or all of the following characteristics:

•	trading at a significantly lower price than the average prospect in relation to the adviser’s determination of intrinsic value,
•	attractive earnings growth rate,
•	modest or no dividend,
•	attractive upside potential due to the investment community temporarily being too negative on the company’s prospects, and
•	potential for higher future cash flow from operations.

The Alpha Growth Fund will tend to purchase stocks that provide greater capital appreciation potential (while willing to accept additional, reasonable risk) and stocks that have more concentrated lines of business than the stocks purchased by the Alpha Value Fund.

The Alpha Growth Fund typically holds approximately 20-35 stocks, representing various product or service lines of business. To the extent the adviser can find “growth” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Alpha Growth Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Alpha Growth Fund may hold up to 40% of its assets in one or more sectors at a given time. The Alpha Growth Fund will not hold more than 25% of its assets in any one industry.

~~In addition to investing in common stocks,~~ Equity securities in which the Alpha Growth Fund may invest ~~in~~ include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, real estate investment trusts (“REITs”) ~~that both trade like common stocks and invest directly in real estate~~, and shares of other investment companies including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Alpha Growth Fund also may invest in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs trade on U.S. exchanges. ~~The Alpha Growth Fund will limit its investments in ADRs and GDRs to no more than 25% of its net assets.~~

The Alpha Growth Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Alpha Growth Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Alpha Growth Fund will incur duplicate management and other fees when investing in other mutual funds. By maintaining cash balances, the Alpha Growth Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Alpha Growth Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment. The adviser does not anticipate that the Alpha Growth Fund’s portfolio turnover rate will exceed 100%.

Principal Risks of Investing in the Fund

The principal risks of investing in the Alpha Growth Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Growth Stock Risk. The Fund invests extensively in companies that appear to be growth-oriented companies. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have ~~more~~some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, the Fund’s returns could be adversely affected.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/IndustryRisk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries~~although the Alpha Growth Fund may tend to have more over-weighted positions than the Alpha Value Fund~~. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. When the Fund invests in ADRs and GDRs, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Investment Company Securities Risk. When the Fund invests in another investment company, such as an exchange-traded fund (“ETF”), an open-end fund, or a closed-end fund,  the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses in the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage). The Fund has no control over the investments and related risks taken by the underlying funds in which the Fund invests.

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Alpha Growth Fund right for you?

The Alpha Growth Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a growth component as part of an overall investment strategy

How has the Alpha Growth Fund performed?

The bar chart and performance table below show the variability of the Alpha Growth Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 5.17% (quarter ended June 30, 2007); and the lowest return was -6.50% (quarter ended December 31, 2007). The Fund’s year-to-date return, as of March 31, 2008, was -9.77%.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

The Alpha GrowthFund	1 Year	Since Inception (12/22/06)
Return Before Taxes	1.01%	0.64%
Return After Taxes on Distributions¹	0.55%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares¹	0.65%	0.28%
Index (reflects no deductions for fees, expenses, or taxes)[2] Russell 3000 Growth Index®	11.40%	11.82%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 3000 Growth Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

SYMONS SMALL CAP INSTITUTIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Symons Small Cap Institutional Fund (the “Small Cap Fund”) is long-term capital appreciation.

Principal Strategies

The Small Cap Fund seeks to achieve its objective by investing in a diversified portfolio of small capitalization companies. The Small Cap Fund’s investment adviser, Symons Capital Management, Inc., manages the Fund using a “core” investment strategy, pursuant to which the Fund will purchase small cap stocks trading on U.S. exchanges at what the adviser believes are attractive prices, and that appear to have strong potential for capital appreciation over the long-term. The adviser typically allocates the Small Cap Fund’s investments among a broad cross-section of market sectors and industries, so long as small cap stocks with attractive valuations are available for purchase in these sectors and industries. The sectors and industries presenting the best opportunities for investment vary over time. As a result, the Small Cap Fund’s investments may, at times, tilt towards growth stocks with an emphasis on capital appreciation and, at other times, tilt towards value stocks with an emphasis on preservation of capital.

Screening Process. ~~Symons Capital Management~~ The adviserutilizes market capitalization and daily trading volume screens to identify approximately 2,000 small cap stocksthat are possible candidates for investment by the Fund. The adviser defines “small cap” companies as those with market capitalizations of $2 billion or less at the time of purchase. In addition, the adviser looks for an average daily trading volume that demonstrates a level of liquidity that is acceptable to the adviser, generally at least $5 million average daily trading volume. The adviser then evaluates a number of additional factors in order to initially reduce the universe to approximately 50-70 issuers that fit the adviser’s basic investment criteria. In connection with the “value” aspects of the core strategy, the adviser reviews factors such as a stock’sprice to cash flow ratio, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization. With respect to the “growth” aspects of the adviser’s core strategy, the adviser reviews factors such as revenue growth, profit margins, price to earnings forecast, and ~~life of~~ product life cycle. The adviser may also review the company’s dividend paying history, if any, as well as its trading history, including yearly highs and lows.In general, the adviser is looking for small cap companies with attractive valuations resulting from a combination of characteristics, such as revenue growth and profit margins, as well as special factors, such as strong balance sheets and barriers to entry by competitors.

Fundamental Analysis. The adviser performs a fundamental analysis of potential candidates to identify those small cap companies that the adviser believes present the best opportunities for investment by the Small Cap Fund. Pursuant to the adviser’s core investment strategy, the Small Cap Fund purchases small cap stocks of issuers that the adviser believes have sustainable business models, over the long-term, and that are trading at attractive prices. The Small Cap Fund typically holds a diversified portfolio of approximately 50 stocks among a broad cross-section of market sectors and industries. However, there may be times when the Small Cap Fund may hold up to ~~25~~ 40% of its assets in one ~~particular market sector~~ or ~~industry~~ more sectors at a given time. The Small Cap Fund will not hold more than 25% of its assets in any one industry.

Under normal circumstances, the Small Cap Fund typically invests at least 80% of its net assets in equity securities of small capitalization companies. Equity securities in which the Small Cap Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, real estate investment trusts (“REITs”), and shares of other investment companies including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of small cap equity securities. The Small Cap Fund also may invest in foreign companies through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs trade on U.S. exchanges.

The Small Cap Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

To the extent consistent with its obligation to invest at least 80% of its net assets in equity securities of small cap companies, the Small Cap Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Small Cap Fund will incur duplicate management and other fees when investing in other mutual funds. By ~~keeping~~ maintaining cash ~~on hand~~ balances, the Small Cap Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. The Fund also may continue to hold a stock notwithstanding the fact that the issuer’s market capitalization has subsequently increased beyond $2 billion or ~~assuming no adverse change in its fundamentals,~~ that its average daily trading volume has decreased below $5 million.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Small Cap Fund does not intend to purchase or sell stocks for short-term trading purposes. However, the adviser may sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals of the company or its particular market sector or industry; or the adviser believes another stock offers a more attractive investment opportunity.

Principal Risks of Investing in the Fund

The principal risks of investing in the Small Cap Fund, which could adversely affect its net asset value, are set forth below.

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Value Stock Risk. At times, the Small Cap the Fund invests in stocks that the adviser believes are undervalued but present less risk of a downward price turn. ~~This approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.~~ If the adviser’s perceptions of a company’s potential relative to its downward price risk are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, losses may occur and the securities may not realize their full economic value for a long period of time.

•

Growth Stock Risk. At times, the Small Cap Fund invests in companies that appear to be growth-oriented companies. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, the Fund’s returns could be adversely affected.

•

Small Cap Stock Risk. The Fund invests primarily in small cap stocks. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger ~~corporations~~ companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When selling large holdings of thinly-traded small cap stocks, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. When the Fund invests in ADRs and GDRs~~representing shares of foreign companies~~, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Investment Company Securities Risk. When the Fund invests in another investment company, such as an exchange-traded fund (“ETF”), an open-end fund, or a closed-end fund, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses ~~of~~ in the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage). The Fund has no control over the investments and related risks taken by the underlying funds in which the Fund invests.

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Small Cap Fund right for you?

The Small Cap Fund may be suitable for:

•	Long-term investors seeking a fund with a ~~capital appreciation~~ small cap investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors who want to hire a professional to shift their assets among different ~~types of~~ small cap investments as market conditions change

How has the Small Cap Fund performed?

The Fund recently commenced operations and, as a result, has no prior performance history.

ADDITIONAL INFORMATION ABOUT THE ADVISER’S INVESTMENT APPROACH ~~WITH REGARD TO THE FUNDS~~

There are several distinguishing features between the adviser’s “value” strategy ~~used to manage the Alpha Growth Fund~~ and ~~that used to manage the Alpha Value Fund.~~ its “growth” strategy. The adviser’s “value” strategy ~~with respect to the Alpha Value Fund~~ has a tilt toward identifying stocks that are likely to provide added capital preservation potential (seeking to limit downside risk), while the adviser’s “growth” strategy ~~for the Alpha Growth Fund~~ has a tilt toward selecting stocks that are more likely to provide capital appreciation (willing to accept additional risk that the adviser considers to be reasonable). In both strategies, the adviser is seeking to achieve maximum wealth appreciation while using different risk considerations. In general, the adviser expects that an investment in the Alpha Value Fund should be less volatile than an investment in the Alpha Growth Fund for several reasons. First, the Alpha Value Fund’s stocks typically will have a higher dividend yield than the stocks held by the Alpha Growth Fund. Second, the Alpha Growth Fund will tend to be over-weighted in certain market sectors, while the Alpha Value Fund’s portfolio will tend to include companies with a greater variety of product or service lines of business and, therefore, will tend to be more diversified than the Alpha Growth Fund. In addition, the Alpha Value Fund typically will hold stocks of companies with stronger balance sheets than the Alpha Growth Fund as a result of the adviser’s willingness to accept more downside risk with respect to the Alpha Growth Fund. Nevertheless, there will be years when the market prefers either the ~~Alpha Value Fund~~ value strategy over the ~~Alpha Growth Fund~~ growth strategy, or vice versa. The adviser will use a combination of its value and growth strategy to manage the Small Cap Fund.

General

The investment objective of each Fund may be changed without shareholder approval. The Small Cap Fund’s policy of investing at least 80% of its assets in equity securities of small cap companies may only be changed upon 60 days’ notice to shareholders.  From time to time, a Fund may take temporary defensive positions or, while seeking investments that meet the Fund’s criteria, make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold a substantial portion of its assets in short-term U.S. Government Securities, money market funds, repurchase agreements, ETFs, money market instruments, and other cash equivalents. Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. With respect to the Small Cap Fund, this ability is subject to the Fund’s obligation to invest at least 80% of its net assets in equity securities of small cap companies. As a result of making such temporary investments, a Fund may not achieve its investment objective. In addition, to the extent the Small Cap Fund invests in other investment companies, it will incur duplicate fees.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you would pay if you buy and hold shares of a Fund.

	Alpha Value Fund	Alpha Growth Fund	Small Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE
Redemption Fee[1,2]	2.00%	2.00%	2.00%
Exchange Fee	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%	1.10%
Shareholder Service (12b-1) Fee	NONE	NONE	NONE
Other Expenses	8.01%[3]	2.31%[3]	1.79%[4]
Fees and Expenses of Acquired Funds[5]	0.03%	0.03%	0.03%
Total Annual Operating Expenses	9.04%	3.34%	2.92%
Fee Waiver[6]	(7.55%)	(1.85%)	(1.33%)
Net Expenses[7]	1.49%	1.49%	1.59%

1The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund typically charges a 2.00% redemption fee on shares redeemed within 60 calendar days after the shares are purchased. The fee may be waived for qualified retirement plans.

2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3Restated to reflect estimated expenses for the current fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

4 Based on estimated amounts for the initial year of operations.

5Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in underlying funds that have their own expenses which vary from time to time. Fees and Expenses of Acquired Funds are not used to calculate a Fund’s net asset value and do not correlate to the Ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

6The adviser has contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.46% of the Fund’s average daily net assets with respect to the Alpha Value Fund and the Alpha Growth Fund, and 1.56% with respect to the Small Cap Fund. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

7Net Expenses of the Alpha Value Fund and the Alpha Growth Fund are calculated as 1.49% of average daily net assets based on the adviser’s agreement to cap certain Fund operating expenses at 1.46%, plus Fees and Expenses of Acquired Funds of 0.03%. Net Expenses of the Small Cap Fund are calculated as 1.59% of average daily net assets based on the adviser’s agreement to cap certain Fund operating expenses at 1.56%, plus Fees and Expenses of Acquired Funds of 0.03%.

Example:

Based on the costs above, this example helps you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes the operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Because the Small Cap Fund is new, its example does not extend over 5 and 10 year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Alpha Growth Fund

1 year	3 years	5 years	10 years
$156	$699	$1,519	$3,955

Alpha Value Fund

1 year	3 years	5 years	10 years
$156	$1,349	$3,568	$10,162

Small Cap Fund

1 year	3 years
$170	$678

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Shares of the Funds generally are available for purchase only by institutional clients, clients of registered investment advisers, 401(k) plan participants purchasing Fund shares through third party administrators, clients and employees of the adviser (including family members of such persons), and a limited number of certain other investors as approved from time to time by the adviser. The adviser considers “institutional” investors to include mutual funds, insurance companies, broker-dealers, registered investment advisers, investment management consultants, banks, trust companies, and similar organizations. Institutional investors may invest in the Symons Institutional Funds either for their own accounts, or on behalf of their clients.All investments are subject to approval of the adviser. Each Fund reserves the right to reject any initial or additional investment.

The minimum initial investment in each Fund by an eligible investor is $5,000 ($2,500 for retirement accounts or custodial accounts). The adviser may, in its sole discretion, waive ~~this minimum~~ these minimums in certain circumstances. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account,  not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies or was preceded by this prospectus); and
•	a check (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 679-6667 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in each Fund is $250. You may purchase additional shares of a Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 679-6667 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of the applicable Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the applicable Fund. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO EXCHANGE SHARES

You may exchange your shares of a Fund for shares of another Symons Institutional Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (877) 679-6667 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the Net Asset Value (“NAV”) for the sale and the purchase of each applicable Fund calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time)). Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (877) 679-6667 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at (877) 679-6667. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

The Funds’ Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee.

After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

While the Funds attempt to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its Financial Intermediaries obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase or exchange order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that such trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption, please call Shareholder Services at (877) 679-6667. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 ($2,500 for retirement and/or custodial accounts) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares and that you receive upon the sale of your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value of a security, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, ~~a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value,~~or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of a Fund, which would harm long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed below (including in the table).

Each Fund will typically distribute net realized capital gains to shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in a Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned more than one year owned for one year or less

Gains taxed at generally maximum 15% on non-corporate taxpayers* Sales of shares (including redemptions) Gains are taxed at the same rate as ordinary  income; losses are subject to special rules *For gains realized between May 6, 2003 and

December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Investment Adviser

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds. The adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for a Fund’s portfolio and votes any proxies solicited by portfolio companies. The adviser has been in business since 1983, and has used the Alpha Value Strategy, which it uses to manage the Alpha Value Fund, since 1980 to manage personal investment portfolios. The adviser has used the Alpha Growth Strategy, which it uses to manage the Alpha Growth Fund, since 1997. The adviser is owned and controlled by Colin E. Symons, CFA, one of the Funds’ portfolio managers. As of February 29, 2008, the adviser managed $281 million in private accounts.

For its advisory services, the adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of each of the Alpha Value Fund and the Alpha Growth Fund, and 1.10% of the average daily net assets of the Small Cap Fund. The adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), do not exceed 1.46% of the Fund’s average daily net assets with respect to the Alpha Value Fund and the Alpha Growth Fund, and 1.56% with respect to the Small Cap Fund. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

A discussion of the factors that the Board of Trustees considered in approving ~~each Fund’s management agreement~~ the management agreements for the Alpha Value Fund and the Alpha Growth Fund is contained in the Funds’ semi-annual report for the period ended May 31, 2007. A discussion of the factors that the Board of Trustees considered in approving the management agreement for the Small Cap Fund will be contained in that Fund’s initial report to shareholders.

If you invest in a Fund through ~~an investment adviser, bank, broker dealer, 401(k) plan, trust company or other financial intermediary~~ a Financial Intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the Financial Intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the adviser pays a fee to a Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the Financial Intermediary. Although neither the Funds nor the adviser pays for the Funds to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than shares of other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Managers

Colin E. Symons, CFA. ~~The investment decisions for each Fund are made by~~ Mr. Symons is solely responsible for the day-to-day management of the portfolios of the Alpha Value Fund and the Alpha Growth Fund, and jointly responsible for the day-to-day management of the portfolio of the Small Cap Fund. He has been Portfolio Manager for each Fund since its inception. Mr. Symons, who holds the Chartered Financial Analyst (CFA) designation, is Chief Investment Officer of the adviser and Portfolio Manager of both the Symons Capital Management Alpha Growth and Alpha Value strategies. In conjunction with his portfolio management responsibilities, he oversees and is responsible for the company's independent equity research. Mr. Symons joined the adviser in 1997 after working as a software developer in Washington and New York, concentrating on financial services applications for entities such as Chase Manhattan Bank and the IRS. While he was a software developer, Mr. Symons earned the designation of Microsoft Certified Solution Developer. Mr. Symons earned his BA at Williams College in 1995.

Richard Foran. Mr. Foran, as co-Portfolio Manager, is jointly responsible for the day-to-day management of the Small Cap Fund. Mr. Foran joined the adviser as Vice President of Research in 2004 and also co-manages the adviser’s Small Cap strategy. As Vice President of Research, Mr. Foran is also responsible for equity research for the adviser’s Alpha Value and Alpha Growth strategies. Prior to joining the adviser, Mr. Foran had a successful 16-year career in clinical medical research at The Johns Hopkins University and the University of Pittsburgh, where he was the Coordinator of Clinical Studies at the Health Studies Research Center in the Department of Epidemiology, with responsibilities for the administration and management of clinic staff and operations for all research studies conducted in the Center. Mr. Foran holds an undergraduate degree from St. Francis (PA) University and a Masters of Public Health in Epidemiology from the University of Pittsburgh.

The Funds’ Statement of Additional Information provides additional information about the Funds’ Portfolio Managers, including each Portfolio Manager’s compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of ~~each~~ the Alpha Value Fund and the Alpha Growth Fund since their inceptions. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request and without charge. Because the Small Cap Fund recently commenced operations, there are no financial highlights available for that Fund at this time.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout the period)
	Symons Alpha		Symons Alpha
	Growth Institutional		Value Institutional
	Fund		Fund

	Period ended November 30, 2007			(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00		$ 10.00
Income from investment operations:
Net investment income	0.04		0.07
Net realized and unrealized gain on investments	0.18	(b)	0.35
Total income from investment operations	0.22		0.42

Less distributions:
From net investment income	(0.01)		(0.01)
Total distributions	(0.01)		(0.01)

Paid in capital from redemption fees (c)	-		-

Net asset value, end of period	$ 10.21		$ 10.41

Total Return (d)(e)	2.16%		4.22%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 20,170		$ 4,262

Ratio of expenses to average net assets (f)	1.49%		1.49%
Ratio of expenses to average net assets
before reimbursement (f)	3.22%		8.63%
Ratio of net investment income to
average net assets (f)	0.80%		1.15%
Ratio of net investment income (loss) to
average net assets before reimbursement (f)	(0.93)%		(5.99)%
Portfolio turnover rate	75.78%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

Appendix

ADVISER’S PRIOR PERFORMANCE

The data is provided to illustrate the past performance of Symons Capital Management, Inc., the Small Cap Fund’s adviser, in managing substantially similar small cap accounts as measured against market indices, and does not represent the performance of the Small Cap Fund. You should not consider this performance data as an indication of future performance of the Small Cap Fund.

The Symons Small Cap composite (the “Composite”) represents all fully discretionary advisory accounts with assets greater than $250,000 that are managed in accordance with the Symons Small Cap investment strategy. The Composite represents all qualifying accounts managed by the Fund’s adviser since the inception of its Symons Small Cap investment strategy on October 1, 2006.           The performance data shown below was compiled by the adviser in accordance with calculation methodologies prescribed within the Global Investment Performance Standards (GIPS) developed by the CFA Institute. In certain cases, the calculation methodologies prescribed by GIPS may be different from the standard SEC formula used by mutual funds for presenting their performance returns. The returns of the accounts presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the adviser’s separate accounts without provision for federal or state income taxes. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. Ashland Partners & Company LLP has verified the adviser’s performance results on a firm-wide basis for the periods shown. See below for performance disclosure. The private accounts for which results are reported are not subject to the same types of expenses as the Small Cap Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Small Cap Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were lower than the anticipated operating expenses of the Small Cap Fund, and, accordingly, the performance results of such accounts are greater than what the Small Cap Fund’s performance would have been.

SYMONS SMALL CAP COMPOSITE

ANNUAL DISCLOSURE PRESENTATION

	Annual Performance Results					Composite Assets
Year End	Composite Gross	Composite Net	S&P 500	Russell 2000	Number of Accounts	Composite Dispersion	Value (USD millions)	% Non-Fee Paying Accounts in Composite	Firm Assets (millions)
06(10/1)	11.51%	11.51%	6.70%	8.90%	2	n/a	1.54	100%	274.04
2007	10.80%	10.38%	5.49%	-1.56%	10	0.53%	7.33	23%	301.13
2008 (3/31)	-3.64	-3.86	-9.45	-9.90	11	n/a	7.45	3%	297.07

Symons Small Cap Compositeconsists of all fully discretionary portfolios that are managed in the Small Cap style. The objective of the Small Cap style is long-term capital appreciation achieved by investing in both value & growth companies with market capitalizations of $2 billion or less that can be purchased at attractive valuations.For comparison purposes, the composite is measured against the S&P 500® and Russell 2000® indices. The minimum account size for the Symons Small Cap composite is $250,000.

Symons Capital Management, Inc. has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).

Symons Capital Management, Inc. is an independent investment management firm, not affiliated with any parent organization, established in 1983 and registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. Prior to October 1, 2001, the firm was known as Dollins Symons Management, Inc. The firm maintains a complete list and description of composites, which is available upon request.

Results are based on fully discretionary accounts under management, including those accounts no longer managed by the firm. Composite performance is presented net of unrecoverable foreign withholding taxes. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fees performance returns are calculated after additional deduction of investment management fees, and again include the reinvestment of all income. Additional information regarding the policies for calculating and reporting returns is available upon request.

The investment management fee schedule for the composite is 1.25% on the first $1 million; 1.00% on the next $9 million; 0.90% on the next $15 million; 0.80% on the next $25 million; 0.70% above $50 million. Actual investment advisory fees incurred by clients may vary.

The Symons Small Cap Composite was created October 1, 2006. Symons Capital Management, Inc.'s compliance with the GIPS standards has been verified for the period January 1, 1996 through March 31, 2008 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the Symons Small Cap Composite beginning October 1, 2006.  A copy of the verification report is available upon request.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

                      Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

                      Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

                      On the Internet: Download these documents from the Funds’ Internet site at www.scm-funds.com.

By Telephone: Call Shareholder Services at (877) 679-6667.

By Mail: Send a written request to:

Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

Symons Institutional Funds

Symons Alpha Value Institutional Fund

Symons Alpha Growth Institutional Fund

Symons Small Cap Institutional Fund

STATEMENT OF ADDITIONAL INFORMATION

~~March 31~~June 20, 2008

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Symons Institutional Funds dated ~~March 31~~ June 20, 2008. This SAI incorporates by reference the annual report to shareholders of the Symons Institutional Funds for the fiscal year ended November 30, 2007. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (877) 679-6667.

TABLE OF CONTENTS

                                           PAGE

DESCRIPTION OF THE TRUST AND FUNDS	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	6
INVESTMENT ADVISER	8
TRUSTEES AND OFFICERS	11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15
PORTFOLIO TURNOVER	16
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	17
DISCLOSURE OF PORTFOLIO HOLDINGS	18
PROXY VOTING POLICY	19
DETERMINATION OF NET ASSET VALUE	20
REDEMPTION IN-KIND	21
STATUS AND TAXATION OF THE FUNDS	21
CUSTODIAN	23
FUND SERVICES	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
DISTRIBUTOR	24
FINANCIAL STATEMENTS	24

DESCRIPTION OF THE TRUST AND FUNDS

          The Symons Alpha ~~Growth Institutional Fund and Symons Alpha~~ Value Institutional Fund (~~each, a “Fund” and collectively,~~ the ~~“Funds”~~ “Alpha Value Fund”) and Symons Alpha Growth Institutional Fund (the “Alpha Growth Fund”) each was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized as a diversified series of the Trust on February 10, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The ~~Funds~~ Alpha Value Fund and the Alpha Growth Fund commenced operations on December 22, 2006. The Small Cap Fund commenced operations on May 6, 2008.             The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Unified Fund Services, Inc., the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

          A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

          B.        Depositary Receipts. Each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

                      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

                      Depositary receipt facilities may be established as either “unsponsored” or “sponsored”. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

                      A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

                      Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

          C.        Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”) that purchase or lease land and buildings and generate income primarily from rental income (equity REITs). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, REITS may be affected by any changes in the value of the underlying property owned by the trusts.

          D.        Investment Company Securities. Each Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, a Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, a Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. ~~ETFs in which the Funds may invest include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs. Each Fund may also invest in various sector and sub-sector ETFs.~~ Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

E.        Securities Lending. Each Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Each Fund’s securities lending practices will be limited to no more than 33% of its total assets.

          To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board of Trustees of the Trust separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

          Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

F.       Options. Each Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. Each Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

                      ~~Each Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position.~~ The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by ~~either~~ a Fund ~~would~~ may be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

                      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

                      Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

                      Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

                      ~~Either~~ Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that a Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

                      Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

                      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

          G.        Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

INVESTMENT LIMITATIONS

          A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

                      1.        Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

                      2.        Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

                      3.        Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

                      4.        Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

                      5.        Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

                      6.        Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

                      7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

                      8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

                               With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

                      1.        Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

                      2.        Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Funds will not purchase illiquid or restricted securities.

                      ~~4.         Loans of Portfolio Securities.The Funds will not make loans of portfolio securities.~~

                      4.         Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

                       5.         Name Rule. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days’ prior written notice in plain English to the Fund’s shareholders.

INVESTMENT ADVISER

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.

          For its advisory services, the Adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of each of the Alpha Value Fund and the Alpha Growth Fund. The Adviser is paid a fee at the annual rate of 1.10% of the average daily net assets of the Small Cap Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) do not exceed 1.46% of the Fund’s average daily net assets with respect to the Alpha Value Fund and the Alpha Growth Fund, and 1.56% with respect to the Small Cap Fund. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the Adviser to a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.46%~~ applicable expense limitation.

          The following table describes the advisory fees paid to the Adviser by the ~~Funds~~ Alpha Value Fund and the Alpha Growth Fund during the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007.

Fund	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
Alpha Value Fund	$19,835	$142,522	$0
Alpha Growth Fund	$79,331	$137,832	$0

          ~~Each Fund’s~~ The management agreement (each, an “Agreement” and collectively, the “Agreements”) for each of the Funds was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on November 13, 2006, with respect to the Alpha Value Fund and the Alpha Growth Fund, and on February 10, 2008, with respect to the Small Cap Fund. A discussion of the factors that the Board of Trustees considered in approving ~~each Fund’s management agreement~~ the management agreements for the Alpha Value Fund and the Alpha Growth Fund is contained in the Funds’ semi-annual report to shareholders for the period ended May 31, 2007. A discussion of the factors that the Board of Trustees considered in approving the management agreement for the Small Cap Fund will be contained in that Fund’s initial report to shareholders.

          The Adviser retains the right to use the name “Symons” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Symons” automatically ceases 90 days after termination of the Agreements andmay be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers            The ~~Funds~~ Alpha Value Fund and the Alpha Growth Fund are managed by Mr. Colin E. Symons, CFA, the Chief Investment Officer for the Adviser. The Small Cap Fund is managed by Mr. Symons and Richard F. Foran, Vice President of Research for the Adviser (each, a “Portfolio Manager”). As of ~~November 30~~ December 31, 2007, the Portfolio ~~Manager was~~ Managers were also responsible for the management of the following types of other accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Colin E. Symons	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~470~~ 467	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $~~286~~ 277 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Richard F. Foran	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 11	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $8 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

          At present, ~~the~~ each Portfolio Manager receives a base salary and participates in a bonus pool that is determined by his achievements, ability and teamwork. The bonus pool consists of the gross revenue of the Adviser less base salaries and operating expenses. The result is that every person at the Adviser has a material stake in the success of every aspect of the Adviser’s work as a team.

          ~~Because of the similarity in strategies used to manage~~ The Portfolio Managers provide investment advisory services to other clients of the Adviser in addition to managing the Funds ~~and the Adviser’s private accounts, the Adviser anticipates few conflicts of interest, with respect to the allocation of the Portfolio Manager’s time. In fact, as a result of combining responsibilities, such as asset selection and research, the Portfolio manager believes he is able to provide both the Funds and the Adviser’s other clients with more thorough research and higher quality asset selection. The Adviser has undertaken to continually monitor the Portfolio Manager’s client responsibilities and, in the event of excessive responsibilities, will take any necessary steps to allocate its clients to other qualified employees of the Adviser.~~. The Portfolio Managers are obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of a Portfolio Manager’s multiple roles in managing a Fund and servicing other client accounts. For example, managing the other separate accounts may result in a Portfolio Manager devoting unequal time and attention to a Fund.

          Due to similarities in the investment strategies of the Funds and certain other client accounts, the Portfolio Managers’ duties may overlap. For example, the Portfolio Managers may be able to combine responsibilities such as research and stock selection for the Funds and other separate accounts. However, to the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Adviser has adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as it deems fair and reasonable.

           Even where a Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Managers may take action with respect to the Fund that may differ from the timing or nature of action taken with respect to another client account. For example, there may be circumstances under which the Portfolio Managers will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Managers commit to such investment, and vice versa. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the separate accounts and do not purchase or sell the same investment for a Fund, or vice versa. Accordingly, the Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. It is possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, the Funds may sustain losses during periods in which one or more separate accounts achieve significant profits.

Each Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members ~~and other clients of the Adviser; as a result, the Portfolio Manager may engage in activities other than on behalf of the Funds.~~. Conflicts may arise as a result of the Portfolio Managers’ differing economic interests in respect of such activities~~, such as with respect to allocating investment opportunities.~~. Pursuant to the Code of Ethics adopted by ~~each of~~ the Trust and the Adviser, ~~the~~ each Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to ~~the Fund~~ a Fund. In addition, ~~the~~ each Portfolio Manager is prohibited from competing with ~~the Funds~~ a Fund in connection with such transactions.

As of ~~November 30, 2007~~ the date of this SAI, the Portfolio Managers did not own any shares of the Funds.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

          The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act ~~(“Independent Trustees”)~~.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – ~~59~~ 60) Independent Trustee, December 2002 to present Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age – ~~61~~ 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age – ~~56~~ 57) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2003; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Treasurer of City of Norwood, Kentucky; Member, Presbytery of Boston, Presbyterian Church (U.S.A.); Clinical Member, Association Clinical Pastoral Educators.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of ~~32~~ 35 series.

          The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

  The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

  The Adviser Contract Renewal Committee is responsible for conducting due diligence on the initial approval and ongoing renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee was established in 2007 and held three meetings during the year ended December 31, 2007.

  The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age – ~~48~~ 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age – ~~46~~ 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age – ~~44~~ 45)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (Age – ~~60~~ 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - ~~31~~ 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of ~~32~~ 35 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., one of the Trust’s distributors.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the former Treasurer.

  The following table provides information regarding shares of the Funds and other ~~portfolios~~ series of the Trust owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None
Kenneth G.Y. Grant	None	None

* The Trust currently consists of ~~32~~ 35 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,500~~ 1,371[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$~~1,500~~ 1,371[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$~~1,188~~ 1,086[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$~~1,188~~ 1,086[3]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,086[4]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,688~~ 4,286[5]	$0	$0	$150,000[6]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of ~~32~~ 35 series.

    2 During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, each Trustee received a total of $1,151 from each of the Alpha Value Fund and the Alpha Growth Fund.

3 During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, each Trustee received a total of $896 from each of the Alpha Value Fund and the Alpha Growth Fund.

4 The Trustee received no compensation from the Funds during the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007. The Trustee was appointed to the Board in May, 2008.

5 During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, the CCO received a total of $5,042 from each of the Alpha Value Fund and the Alpha Growth Fund.

6 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, and attendance at compliance seminars. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no shares of the Funds.

As of ~~February 29~~ May 31, 2008, the following persons were deemed to be control persons or principal shareholders of the Alpha Value Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	~~38.50~~ 70.62%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	~~30.88~~ 20.67%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	~~26.54~~ 5.98%	Record

As of ~~February 29~~ May 31, 2008, the following persons were deemed to be control persons or principal shareholders of the Alpha Growth Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	~~71.87~~ 50.18%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	~~19.33~~ 27.02%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	~~6.08~~ 21.94%	Record

As of May 31, 2008, the following persons were deemed to be control persons or principal shareholders of the Small Cap Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	73.69%	Record
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	14.38%	Record
Michael P. Czajka 91 Hearthstone Circle Phoenixville, PA 19460	11.92%	Beneficial

          As of ~~February 29,~~ May 31, 2008, the Trustees and officers of the Trust did not own any shares of any Fund.

PORTFOLIO TURNOVER

          The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Each Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Adviser expects that each of the Alpha Value Fund and the Alpha Growth Fund will continue to experience a low to moderate portfolio turnover rate. For the period December 22, 2006 (commencement of operations) through November 30, 2007, the portfolio turnover rate for the Alpha Value Fund was 41.42% and the portfolio turnover rate for the Alpha Growth Fund was 75.78%. The Adviser expects that the Small Cap Fund will experience a moderate portfolio turnover rate during its initial fiscal year.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the ~~Funds’ transfer agent, Unified Fund Services, Inc.~~ Transfer Agent, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with a Fund, the ~~Funds’ transfer agent~~ Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. For the fiscal period ended November 30, 2007, the Adviser did not direct any brokerage transactions on behalf of ~~either~~ the Alpha Value Fund or the Alpha Growth Fund to brokers on the basis of research services provided by such brokers.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Funds and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

          Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

          For the period December 22, 2006 (commencement of operations) through November 30, 2007, the Alpha Value Fund paid $3,300 in brokerage commissions, and the Alpha Growth Fund paid $22,543 in brokerage commissions. The Trust, the Adviser and the Funds’ Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the ~~Fund~~ Trust, free of charge, by calling Shareholder Services at (877) 679-6667. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which ~~is~~ reports are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which ~~is~~ are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, fund accounting agent, administrator and custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Adviser, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  Each Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Funds do not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

          Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.A Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

          The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

          Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser ~~generally~~ often will vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Funds’ portfolio securities in a manner consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

          The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

          You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 679-6667 or by writing to the Transfer Agent at Unified Fund Services, Inc., ~~the Funds’ transfer agent, at~~ 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and the Transfer Agent are open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to procedures adopted by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee which consults with an Independent Trustee who is a member of the Pricing committee as fair valuation issues arise. Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

          An example of how the Alpha Value Fund and the Alpha Growth Fund each ~~Fund~~ calculated its net asset value per share as of its most recent fiscal year end (November 30, 2007) is as follows:

Alpha Value Fund:	Alpha Growth Fund:
$4,262,144 = $10.41 409,607	$20,170,044 = $10.21 1,975,984

REDEMPTION IN-KIND            The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS  Each Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

          A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

          If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

          To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

          Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2007, the ~~Funds~~ Alpha Value Fund and the Alpha Growth Fund had no capital loss carryforwards.

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

          The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”). A Trustee of the Trust is a member of management of the Custodian.

          For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of ~~the~~ assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by each Fund are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

          Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Unified. Unified is under common control with the Distributor and the Custodian.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.  For its services as a transfer agent, Unified receives a monthly fee from each Fund of $1.40 per shareholder account (subject to a minimum monthly fee of $1,500).

          In addition, Unified provides the Funds with fund accounting services, which include certain monthly reports, record keeping and other management-related services.  For its services as fund accountant, Unified receives a monthly fee from each Fund equal to an annual rate of 0.04% of the Fund’s average daily net assets up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,083).

          Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Unified receives a monthly fee from each Fund equal to an annual rate of 0.09% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,500). Unified also receives a compliance program services fee of $800 per month from each Fund.

          The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the ~~Funds~~ Alpha Value Fund and the Alpha Growth Fund during the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fund	Transfer Agent Fees	Fund Accounting Fees	Administration Fees
Alpha Value Fund	$29,476	$24,724	$29,970
Alpha Growth Fund	$29,853	$24,724	$29,970

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending November 30, 2008. Cohen will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting consulting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

          Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Unified and the Custodian.

          The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

          The financial statements and independent auditors’ report for ~~each~~ the Alpha Value Fund and the Alpha Growth Fund required to be included in the SAI are hereby incorporated by reference to ~~its~~ the Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2007. The Funds will provide the Annual Report without charge upon written request or request by telephone.

The Small Cap Fund recently commenced operations and, as a result, has no financial statements.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)	(a) Financial Statements included in Part A: Financial Highlights Table for each of Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund.

(b)	Financial Statements included in Part B: Audited Financial Statements for each of Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund.

(2)	(a)

(i)

 Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(ix)	Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference..

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

Copy of Registrant’s Management Agreement with Gamble Jones Investment Counsel with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

(a)           Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5.

(a)           Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

(c)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

10.

Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

14.

(a)           Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to  the Marco Targeted Return Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

15.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17.

(a)           Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19.

(a)           Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20.

(a)           Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22.

(a)           Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23.

(a)           Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

24.

(a)           Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25.

(a)           Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

26.

(a)           Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

27.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

28.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

29.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

31.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

32.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

33.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

34.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36.

(a)           Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(c)

Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

37.

(a)           Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

38.

(a)           Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

39.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(f)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(g)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(h)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41.

Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(e)

(1)          Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)          (a)        Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(b)

Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(i)

Legal Opinion and Consent – A Legal Opinion by Thompson Hine LLP was filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and is hereby incorporated by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions

(a)

Consent of independent registered public accounting firm to the use of audited financial statements for each of Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund – Filed herewith.

(b)

Consent of Ashland Partners & Company LLP, an independent public accounting firm, with regard to the use by the Symons Small Cap Institutional Fund of the opinion regarding the performance presentation of the Symons Capital Management, Inc.’s Small Cap Composite – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)

(1)          Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(24)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)	(1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)	Reserved.

(p)	(1)	Registrant’s Amended Code of Ethics – Filed herewith.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(6)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(7)

Proxy Voting Policy and Procedures adopted by Gamble Jones Investment Counsel with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(17)

Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(21)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

(22)

Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(24)

Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(25)

Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(26)

Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(27)

Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(28)

Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(29)

Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(30)

Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(31)

Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(32)

Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with Registrant

                      The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

                      Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

                      Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.	Indemnification

                      Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble Jones Investment Counsel (“GJIC”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as President and Ms. Alison Gamble is also an executive officer. Further information about GJIC, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL.  Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)	The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President

Anna Maria Spurgin	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

* The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Polynous Securities, LLC

880 Franklin St., Suite 705

San Francisco, CA 94102

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

III to I Financial Management Research, L.P.

5580 Peterson Lane, Suite 100

Dallas, Texas 75240

Aletheia Research and Management, Inc.

100 Wilshire Blvd., Suite 1960

                                Santa Monica, California 90401

Archer Investment Corporation
9000 Keystone Crossing, Suite 630
Indianapolis, IN 46240

Bastiat Capital, LLC

Granite Parkway, Suite 200

Plano, TX, 75024

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Chinook Capital Management, LLC

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Dreman Value Management, LLC

520 East Cooper Avenue

Suite 230-4

Aspen, CO 81611

Envestnet Asset Management, Inc.

35 East Wacker Drive, 16th Floor

Chicago, Illinois 60601

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri 63112

Gamble Jones Investment Counsel

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Loomis, Sayles & Company, LP,

One Financial Center

Boston, Massachusetts 02111

London Company of Virginia

1801 Bayberry Court, Suite 301

Richmond, Virginia 23226

Marco Investment Management, LLC

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL, 33469

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Optique Capital Management, Inc.

555 Main St., Suite 440

Racine, Wisconsin 53403

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Pictet Asset Management, Ltd.

25 Old Broad Street

Tower 42, Level 37

London, EC2N 1HQ

Polynous Capital Management, Inc.

880 Franklin St., Suite 705

San Francisco, CA 94102

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

301 Lindenwood Drive, Suite 310
Malvern, PA 19355

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC

7493 North Ingram

Suite 104

Fresno, California  93711

SMH Capital Advisors, Inc.

600 Travis, Suite 3100

Houston, Texas 77002

WB Capital Management, Inc.

1415 28th Street

West Des Moines, Iowa 50266

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

                      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 114 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on June 20, 2008..                UNIFIED SERIES TRUST

By:	/s/Anthony J. Ghoston
Anthony J. Ghoston, President

Attest:

By: /s/ William Murphy_______
William Murphy, Treasurer and Chief Financial Officer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston___ Anthony J. Ghoston	President	June 20, 2008
/s/ William Murphy______ William Murphy	Treasurer and CFO	June 20, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	June 20, 2008
/s/ Gary E. Hippenstiel __* Gary E. Hippenstiel	Trustee	June 20, 2008
/s/ Stephen Little * Stephen Little	Trustee	June 20, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	June 20, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	June 20, 2008
________________ Kenneth G.Y. Grant	Trustee

*

**/s/ John Swhear

John Swhear, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

4756037.1

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.i	Opinion and Consent of Legal Counsel

EX.99.j	(i)	Consent of Independent Accounting Firm – Cohen Fund Audit Services Ltd.
(ii)	Consent of Independent Accounting Firm – Ashland Partners & Company LLP.

EX.99.p	Registrant’s amended Code of Ethics

4756037.1